UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2006

Sequoia Residential Funding, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-118832-06	35-2170972
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Belvedere Place, Suite 330, Mill Valley, California		94941
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(415) 381-1765

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Sequoia Residential Funding, Inc. has previously registered the offer and sale of the Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2005-1 (the "Certificates").

The following exhibit which relates specifically to the Certificates is included with this Current Report.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 Monthly Payment Date Statement relating to the distribution to Certificateholder, February 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc.

March 13, 2006	By:	/s/ Harold Zagunis

Name: Harold Zagunis
Title: Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, February 21, 2006